STIFEL FINANCIAL CORP.
Form 8-K Dated March 4, 2008
Exhibit 99: Press Release

[Stifel Financial Corp. logo] Stifel Financial News

One Financial Plaza 501 North Broadway St. Louis, MO 63102 (314) 342-2000

For Immediate Release

Stifel Financial Announces Proposed Public Offering of Common Stock
1,900,000 Shares Offered by Selling Stockholders and 300,000 Shares Offered by Stifel Financial

ST. LOUIS, MO -- March 4, 2008 -- Stifel Financial Corp. (the "Company") (NYSE: SF) announced today that it intends to commence an underwritten public offering of 2,200,000 shares of its common stock.  Of these shares, 1,900,000 will be offered by certain selling stockholders, with BankAtlantic Bancorp Inc. offering 1,600,000 shares and The Western and Southern Life Insurance Company offering 300,000 shares. In addition, the Company is offering 300,000 shares. The underwriters will be granted a 30-day option to purchase from the Company up to an additional 330,000 shares of common stock to cover over-allotments, if any. The Company will not receive any proceeds from the sale of common stock by the selling stockholders. The offering will be made pursuant to an effective shelf registration statement previously filed with the Securities and Exchange Commission.

Stifel, Nicolaus & Company, Incorporated ("Stifel Nicolaus"), Merrill Lynch & Co. and Keefe, Bruyette & Woods will act as joint book-running managers for the offering. Fox-Pitt Kelton Cochran Caronia Waller will act as co-manager.

This offering will be made only by the prospectus and prospectus supplement related to this offering.  Copies of the preliminary prospectus, when available, may be obtained from Stifel Nicolaus, Attn: Prospectus Department, One South Street, 15th Floor, Baltimore, MD 21202 (443-224-1988); Merrill Lynch & Co., Attn: Prospectus Department, 4 World Financial Center, New York, NY 10080 (212-449-1000); Keefe, Bruyette & Woods, Attn: Equity Syndicate Department, 787 Seventh Avenue, New York, NY 10019 (212-887-7777); or Fox-Pitt Kelton Cochran Caronia Waller, Attn: Syndicate Department, 420 5th Avenue, 5th Floor, New York, NY 10018 (212-857-6212).

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Company Information

Stifel Financial Corp. is a Delaware corporation and a financial services holding company headquartered in St. Louis. The Company's principal subsidiary is Stifel Nicolaus, a full service retail and institutional brokerage and investment banking firm. The Company's principal activities are: private client services, including securities transaction and financial planning services; institutional equity and fixed income sales, trading and research, and municipal finance; investment banking services, including mergers and acquisitions, public offerings and private placements; and retail and commercial banking, including personal and commercial lending programs. Stifel Financial Corp. operates 174 offices in 28 states and the District of Columbia through its principal subsidiary, Stifel Nicolaus, and 3 European offices through Stifel Nicolaus Limited.

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Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are based upon the Company's current expectations and projections about future events. The Company intends for these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and the Company is including this statement for purposes of these safe harbor provisions.

These forward-looking statements are subject to significant risks, assumptions and uncertainties, including, among other things, changes in general economic and business conditions, actions of competitors, regulatory actions, changes in legislation, technology changes and the risks and other factors set forth in the Company's Annual Report and Form 10-K for the year ended December 31, 2007 and other filings with the Securities and Exchange Commission.

Because of these and other uncertainties, the Company's actual future results may be materially different from the results indicated by these forward-looking statements. In addition, the Company's past results of operations do not necessarily indicate the Company's future results. You should not place undue reliance on any forward-looking statements, which speak only as of the date they were made. The Company will not update these forward-looking statements, even though the Company's situation may change in the future, unless the Company is obligated to do so under federal securities laws. The Company qualifies all of the Company's forward-looking statements by these cautionary statements.

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